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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our reports dated March 28, 2000, in the Registration Statement (Form S-1) and related Prospectus of RTS Wireless, Inc. dated March 29, 2000.

                                       /s/ Ernst & Young LLP


Melville, New York
March 29, 2000